July 26, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Intermediate Fixed Income Fund

Supplement to Prospectus, Summary Prospectus and Statement of Additional Information dated January 27, 2012, as amended from time to time

On July 25, 2012, the Board of Trustees (the “Trustees”) of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Touchstone Intermediate Fixed Income Fund (the “Fund”).  This decision was made by written consent following a special meeting of the Board of Trustees held on June 26, 2012 and upon confirmation of the expected redemption of shares of the Fund by its majority shareholder. In addition to the redemption of the majority of the Fund’s shares, the Trustees carefully considered the recommendation by the Fund’s Advisor, Touchstone Advisors, Inc., that the closing and liquidation of the Fund was advisable due to the redundancy of intermediate term bond offerings within the Touchstone Funds’ family of funds, as well as the Fund’s performance versus its benchmark and category peers.

In connection with the decision to close and liquidate the Fund, the Fund is closed to new and subsequent investments effective as of the close of business on July 26, 2012, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about August 27, 2012 (the “liquidation date”).  If you still hold shares of the Fund on the liquidation date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the liquidation date.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the liquidation date, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-56-TFGT-TCFIX-S12-1201